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                                                                    Exhibit 10.2

         Undertaking to Furnish Copies of Omitted Exhibits and Schedules to $250,000,000 Note Purchase Agreement dated as of August 12, 1998.

         United Asset Management Corporation (the "Registrant") is not filing as exhibits to its Quarterly Report on Form 10-Q dated November 12, 1998, copies of the exhibits and schedules to the $250,000,000 Note Purchase Agreement dated as of August 12, 1998, which Agreement is filed as Exhibit 10.2 thereto.

         The Registrant undertakes to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits and schedules.




Dated: November 12, 1998

UNITED ASSET MANAGEMENT CORPORATION
                        (Registrant)


By: /s/ William H. Park
    -------------------------------
    William H. Park
    Executive Vice President
      and Chief Financial Officer